                                                                    Exhibit 4.12

  NUMBER       COMMON STOCK                                     COMMON STOCK
PNW

     THIS CERTIFICATE IS TRANSFERABLE                              SHARES
         IN THE CITIES OF PHOENIX
              OR NEW YORK
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF          PINNACLE WEST
     THE STATE OF ARIZONA            CAPITAL CORPORATION       CUSIP 723484 10 1

  THIS CERTIFIES THAT _________________________________________________________


   IS THE OWNER OF ___________________________________________________________

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITHOUT PAR VALUE OF

 PINNACLE WEST CAPITAL CORPORATION, TRANSFERABLE ON THE BOOKS OF THE CORPORATION
   IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE,
      PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED
             BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

                                   SEAL

     SECRETARY                                           PRESIDENT
                                               COUNTERSIGNED AND REGISTERED:
                                               THE BANK OF NEW YORK

                                           BY  TRANSFER AGENT AND REGISTRAR
                                               AUTHORIZED SIGNATURE

                               BACK OF CERTIFICATE

                        PINNACLE WEST CAPITAL CORPORATION

     For a description of the classes and series of stock of the Corporation and a statement of the relative rights, designations, preferences, privileges, voting powers, restrictions and qualifications thereof, and the authority of the board of directors to determine variations for future series, reference is made to the provisions of the Articles of Incorporation of the Corporation, and any Certificate of the Corporation pursuant to Arizona Revised Statues, which may be filed in the office of the Arizona Corporation Commission, and copies of which will be on file with the Transfer Agent and will be supplied without charge to the holder upon request in writing to the Corporation, Office of the Secretary. The Stock of the Corporation is issued subject to all the provisions of said Articles of Incorporation and any such Certificates of the Corporation, and the holder hereof agrees to such provisions by the acceptance of this certificate.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement between Pinnacle West Capital Corporation and EquiServe Trust Company, N.A., (the "Rights Agent"), dated as of March 26, 1999 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Pinnacle West Capital Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and will no longer be evidenced by this certificate. Pinnacle West Capital Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances, as set forth in Section 11(a)(ii) of the Rights Agreement, Rights issued to Acquiring Persons (as defined in the Rights Agreement) or certain related persons and any subsequent holder of such Rights may become null and void.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM --- as tenants in common                UNIF GIFT MIN ACT --- ___________Custodian ___________ under
     TEN ENT --- as tenants by the entireties                                (Cust)               (Minor)
     JT TEN  --- as joint tenants with right of                           Uniform Gifts to Minors Act___________
                 survivorship and not as tenants                                                       (State)
                 in common
     TOD     --- transfer on death                   UNIF TRF MIN ACT  --- ___________Custodian (until age ___)
                                                                             (Cust)
                                                                           __________ under Uniform Transfers
                                                                             (Minor)
                                                                           to Minors Act ____________________
                                                                                                (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUED RECEIVED, ________________, hereby sell, assign and transfer unto

------------------------------------------------
    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED _____________________________________________________

Signature(s) Guaranteed                                   X _________________________________________

                                                          X _________________________________________
                                                  NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT
                                                            MUST CORRESPOND WITH THE NAME(S) AS
By_________________________________________                 WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                            IN EVERY PARTICULAR, WITHOUT ALTERATION
THE SIGNATURE(S) MUST BE GUARANTEED BY                      OR ENLARGMENT OR ANY CHANGE WHATEVER.
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO  S.E.C. RULE 17Ad-15.